                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                   Form 8-K/A


             Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                               February 12, 1998
                               -----------------


                                 Tengasco, Inc.
             (Exact name of Registrant as specified in its charter)

                         Commission File Number 0-20975

           Tennessee                                        87-0267438
           ---------                                        ----------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)



             603 Main Avenue, Suite 500, Knoxville, Tennessee 37902
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (423) 523-1124
                                 --------------
              (Registrant's Telephone number, including area code)

Item 7. Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

         Independent auditor's report, statements of revenues and direct operating expenses and notes to financial statements of the properties acquired by Tengasco, Inc. from AFG Energy, Inc.

         (b) Pro forma financial information.

         Pro forma combined statements of loss for year ended December 31, 1997 for Tengasco, Inc. and the properties acquired by Tengasco, Inc. from AFG Energy, Inc.

         (c) Exhibits.

         2.1 (a) Exhibit A to Agreement dated December 18, 1997 between AFG Energy, Inc. and Tengasco, Inc. regarding sale of assets of AFG Energy, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: April 13, 1998

                                 Tengasco, Inc.


                                  By: /s/ Robert M. Carter
                                     ---------------------------
                                     Robert M. Carter, President

                                                        Kansas Properties





                                              Statements of Revenues and
                                               Direct Operating Expenses
                                  Years Ended December 31, 1997 and 1996

                                                       Kansas Properties








                                              Statements of Revenues and
                                               Direct Operating Expenses
                                  Years Ended December 31, 1997 and 1996

                                                      Kansas Properties

                                                               Contents


                  Independent Auditors' Report                      2


                  Financial Statements

                      Statements of revenues and direct             3
                          operating expenses

                      Notes to financial statements               4-7

Independent Auditors' Report



Board of Directors
  Tengasco, Inc.
Knoxville, Tennessee

We have audited the accompanying statements of revenues and direct operating expenses of the properties acquired by Tengasco, Inc. from AFG Energy, Inc. ("the Kansas Properties") for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of AFG Energy, Inc. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared on the basis discussed in
Note 1 and are for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in certain SEC regulatory reports and filings of Tengasco, Inc. and are not intended to be a complete presentation of the revenues and expenses of the Kansas Properties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Kansas Properties for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.



                                BDO Seidman, LLP


Atlanta, Georgia
March 12, 1998

                                                    Kansas Properties


                                           Statements of Revenues and
                                            Direct Operating Expenses

--------------------------------------------------------------------------------

Year ended December 31,                                     1997           1996
--------------------------------------------------------------------------------

Revenues
   Oil                                                $2,687,816     $2,378,882
   Gas                                                   742,513        789,613
--------------------------------------------------------------------------------

Total revenues                                         3,430,329      3,168,495

Direct operating expenses                             (2,207,201)    (1,936,272)
--------------------------------------------------------------------------------


Revenues in excess of direct operating expenses       $1,223,128     $1,232,223
--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.

                                                   Kansas Properties

                                        Notes to Financial Statements

--------------------------------------------------------------------------------

1.   Basis of Presentation      Pursuant to an agreement effective December 31,
                                1997, Tengasco, Inc. acquired AFG Energy, Inc.'s interest in certain producing oil and gas properties located in the state of Kansas ("the
                                Kansas Properties"). The acquisition has been accounted for as a purchase and the results of operations for the Kansas Properties will be included in Tengasco's results of operations beginning January 1, 1998.

                                The accompanying statements of revenues and direct operating expenses ("the Historical Statements") were prepared from the historical accounting records of AFG Energy, Inc. The Historical Statements are presented using accrual basis, successful efforts accounting for oil and gas activities, in accordance with generally accepted accounting principles.

                                Gross revenues and direct operating expenses included herein are not necessarily representative of future operations.
                                Additionally, the Historical Statements do not include depreciation, depletion and amortization, administrative and general expenses, interest expense, or Federal and state income taxes.

                                Complete financial statements, including a balance sheet, are not presented as the Kansas Properties were not maintained as a separate business unit, and assets, liabilities or indirect operating costs applicable to the Kansas Properties were not segregated. Accordingly, it is not practicable to identify all assets, liabilities or indirect operating costs applicable to the Kansas Properties.


2.   Supplemental Oil and       Estimated Quantities of Proved Oil and Gas
     Gas Information            Reserves (Unaudited)
     (Unaudited)                ------------------------------------------
                                The reserve information presented below is based on the December 31, 1997 reserve report prepared by an independent petroleum engineer. The
                                December 31, 1996 and 1995 information has been computed by adjusting the December 31, 1997 reserve report for production and known purchases.

                                                   Kansas Properties

                                        Notes to Financial Statements

--------------------------------------------------------------------------------

                                Proved reserves are estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods.

                                Below are the net quantities of proved reserves and proved developed reserves for the Kansas
                                Properties:

                                                                 Oil (Bbls)     Gas (Mcf)

                                ---------------------------------------------------------
                                Proved reserves at December
                                   31, 1995                      1,466,489      3,439,692
                                Production                        (114,660)      (432,753)
                                Acquisition of proved reserves     674,154            869
                                ----------------------------------------------------------
                                Proved reserves at December
                                   31, 1996                      2,025,983      3,007,808
                                Production                        (141,535)      (353,558)
                                ----------------------------------------------------------
                                Proved reserves at December
                                   31, 1997                      1,884,448      2,654,250
                                ----------------------------------------------------------
                                Proved developed producing
                                   reserves at December
                                   31, 1997                      1,277,707      1,384,980
                                ----------------------------------------------------------
                                Proved developed producing
                                   reserves at December
                                   31, 1996                      1,419,244      1,738,539
                                ----------------------------------------------------------

                                Standardized Measure of Discounted Future Net Cash Flows (Unaudited)

                                The Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves ("the Standardized Measure") is a disclosure requirement under Statement of Financial Accounting Standards No. 69. The Standardized Measure does not purport to present the fair market value of the proved oil and gas reserves. This would require consideration of expected future economic and operating conditions, which are not taken into account in calculating the Standardized Measure.

                                                   Kansas Properties

                                        Notes to Financial Statements

--------------------------------------------------------------------------------

                                Under the Standardized Measure, 1997 and 1996 future cash inflows were estimated by applying December 31, 1997 and 1996 prices, respectively, adjusted for fixed and determinable escalations, to the estimated future production of proved reserves. Future cash inflows for 1997 and 1996 were reduced by estimated future production, development and dismantlement costs based on 1997 and 1996 year-end costs, respectively, to determine pre-tax cash inflows. Future net cash inflows were discounted using a 10% annual discount rate to arrive at the Standardized Measure. No deduction has been made for general and administrative expenses, interest expense, provisions for depreciation, depletion or amortization, or taxes on income.

                                The following Standardized Measure and changes in the Standardized Measure are based on the reserve estimate performed as of December 31, 1997, using appropriate year-end prices and costs.

                                Set forth below is the Standardized Measure
                                (before income taxes) relating to proved oil and gas reserves at December 31,1997 and 1996:

                                                                            1997              1996
                                -------------------------------------------------------------------
                                Future cash inflows                 $ 36,523,378      $ 55,344,098
                                Future production costs and
                                  taxes                              (18,128,184)      (18,854,868)
                                Future development costs              (1,336,050)       (1,855,550)
                                -------------------------------------------------------------------

                                Future net cash inflows               17,059,144        34,633,680
                                Discount at 10% for timing of
                                  cash flows                          (6,707,755)      (15,597,754)
                                -------------------------------------------------------------------

                                Standardized Measure (before
                                income taxes) of discounted
                                future net cash flows               $ 10,351,389      $ 19,035,926
                                -------------------------------------------------------------------

                                                   Kansas Properties

                                        Notes to Financial Statements

--------------------------------------------------------------------------------



                                The Standardized Measure of discounted future net cash flows is based on the following oil and gas prices at December 31, 1997 and 1996:

                                                                        1997            1996
                                ------------------------------------------------------------------
                                Oil (per Bbl)                         $16.48          $22.70
                                Gas (Mcf)                               2.06            3.11
                                --------------------------------------------------------------------

                                The following table sets forth the changes in the Standardized Measure (before income taxes) during 1997 and 1996:

                                                                        1997           1996
                                -----------------------------------------------------------------
                                Standardized Measure (before
                                  income taxes), beginning of
                                  year                              $19,035,926     $  7,195,410
                                Sales, net of production costs
                                  and taxes                          (1,223,128)      (1,232,223)
                                Acquisition of proved reserves                -        5,409,784
                                Changes in prices and
                                  production costs                   (9,269,527)       6,936,079
                                Interest factor - accretion of
                                  discount                            1,903,593          719,541
                                Changes in production rates
                                  and other                             (95,475)           7,335
                                ------------------------------------------------------------------

                                Standardized Measure (before
                                  income taxes), end of year        $10,351,389      $19,035,926
                                ------------------------------------------------------------------

                                                     Tengasco, Inc. and
                                                  The Kansas Properties








                                           Pro Forma Combined Statement of Loss
                                                   Year Ended December 31, 1997

                                                   Tengasco, Inc. and
                                                The Kansas Properties






                                           Pro Forma Combined Statement of Loss
                                                   Year Ended December 31, 1997

                                                   Tengasco, Inc. and
                                                The Kansas Properties


                                                             Contents


    Financial Statement

       Pro forma combined statement of loss (unaudited)          2

       Notes to pro forma financial statement                  3-7

                                                     Tengasco, Inc. and
                                                  The Kansas Properties

                        Pro Forma Combined Statement of Loss (Unaudited)
                                            Year Ended December 31, 1997

                                                                      Kansas       Pro Forma               Pro Forma
                                              Tengasco, Inc.      Properties     Adjustments                Combined
    -----------------------------------------------------------------------------------------------------------------
    Revenues
       Oil                                   $            -     $ 2,687,816    $          -           $  2,687,816
       Gas                                                -         742,513               -                742,513
    -----------------------------------------------------------------------------------------------------------------

    Total revenues                                        -       3,430,329               -              3,430,329
    -----------------------------------------------------------------------------------------------------------------

    Cost and expenses
       Production costs and taxes                     3,748       2,207,201               -              2,210,949
       Depletion, depreciation and
         amortization                                79,267               -         531,233                610,500
       General and administrative costs           1,535,841               -          40,000              1,575,841
       Interest expense                           1,691,754               -         174,533              1,866,287
       Public relations                             395,292               -               -                395,292
       Legal and accounting                         390,297               -               -                390,297
       Realized loss on sale of investments          80,677               -               -                 80,677
    -----------------------------------------------------------------------------------------------------------------

    Total costs and expenses                      4,176,876       2,207,201         745,766              7,129,843

    -----------------------------------------------------------------------------------------------------------------

    Net income (loss)                            (4,176,876)      1,223,128        (745,766)            (3,699,514)
    -----------------------------------------------------------------------------------------------------------------

    Basic and diluted loss per
      common share                                   $(0.67)                                                $(0.60)
    -----------------------------------------------------------------------------------------------------------------

                        See accompanying notes to pro forma financial statement.

                                                   Tengasco, Inc. and
                                                 The Kansas Properties

                                 Notes to Pro Forma Financial Statement
                                                            (Unaudited)

--------------------------------------------------------------------------------

                                The unaudited pro forma combined statement of loss for the year ended December 31, 1997 gives effect to the acquisition by Tengasco, Inc. of certain producing oil and gas properties located in the state of Kansas ("the Kansas Properties") as if the acquisition, accounted for as a purchase, had occurred on January 1, 1997. The pro forma information is based on the historical consolidated financial statements of Tengasco, Inc. and the historical statement of revenues and direct operating expenses of the Kansas Properties for the year ended December 31, 1997, after giving effect to the acquisition and the assumptions and adjustments in the accompanying notes to the pro forma financial statement.

                                The pro forma financial statement has been prepared by Tengasco, Inc. based upon the historical statement of revenues and direct operating expenses of the Kansas Properties (included elsewhere in the Form 10-K). The pro forma financial statement may not be indicative of the results that actually would have occurred if the combination had been effective on the dates indicated or which may be obtained in the future. The pro forma financial statement should be read in conjunction with the audited consolidated financial statements of Tengasco, Inc. and the audited statement of revenues and direct operating expenses of the Kansas
                                Properties.

Basis of Presentation           Tengasco, Inc. follows the full cost method of
                                accounting for oil and gas properties. Under this method, all productive and nonproductive costs incurred in connection with the acquisition of, exploration for and development of oil and gas reserves for each cost center are capitalized. The capitalized costs of oil and gas properties, plus estimated future development costs relating to proved reserves and estimated costs of plugging and abandonment, net of estimated salvage value, are amortized on the unit-of-production method based on total proved reserves.

                                The capitalized oil and gas properties, less accumulated depletion, depreciation and amortization and related income taxes, are generally limited to an amount (the ceiling limitation) equal to the sum of: (a) the present value of estimated future net revenues computed by applying current prices in effect as of the balance sheet date to estimated future production of proved oil and gas reserves, less estimated future expenditures (based on current costs) to be incurred in developing and producing the

                                                   Tengasco, Inc. and
                                                 The Kansas Properties

                                 Notes to Pro Forma Financial Statement
                                                            (Unaudited)

--------------------------------------------------------------------------------

                                reserves using a discount factor of 10% and assuming continuation of existing economic conditions; and (b) the cost of investments in unevaluated properties excluded from the costs being amortized.

                                The accompanying pro forma combined statement of loss for the year ended December 31, 1997 was prepared using the full cost method of accounting in conformity with generally accepted accounting principles.


Pro Forma Adjustments           The following pro forma adjustments are made to
                                reflect additional costs which would have been incurred by Tengasco, Inc. had the Kansas
                                Properties been acquired as of January 1, 1997 and are reflected in the accompanying pro forma combined statement of loss for the year ended
                                December 31, 1997:

                                                                         Amount
                                ------------------------------------------------
                                Additional depletion, depreciation
                                  and amortization                     $531,233
                                Interest expense on the acquisition
                                  note payable                          174,533
                                Additional general and
                                  administrative expenses                40,000
                                ------------------------------------------------

                                                                       $745,766
                                ------------------------------------------------

Pro Forma Supplemental Oil      Pro Forma Estimated Combined Quantities of
and Gas Information             Proved Oil and Gas Reserves (Unaudited)
(Unaudited)
                                The pro forma combined reserve information presented below is based on the December 31, 1997 reserve reports prepared by Coburn
                                Petroleum Engineering and Columbia Engineering, independent petroleum engineering firms. The
                                January 1, 1997 information has been computed by adjusting the December 31, 1997 reserve reports for production and known purchases.

                                The following table sets forth the combined net proved oil and gas reserves at December 31, 1997 and the pro forma changes in the combined net proved oil and gas reserves for the year then ended. Proved reserves are estimated quantities of crude oil, natural gas and natural gas liquids in which geological and

                                                   Tengasco, Inc. and
                                                 The Kansas Properties

                                 Notes to Pro Forma Financial Statement
                                                            (Unaudited)

--------------------------------------------------------------------------------



                                engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The reserve information indicated below requires substantial judgment on the part of the reserve engineers, resulting in estimates which are not subject to precise determination. Accordingly, it is expected the estimates of reserves will change as future production and development information becomes available and revisions in these estimates could be significant.

                                                                           Oil (Bbls)     Gas (Mcf)
                                ----------------------------------------------------------------------
                                Proved reserves at January 1, 1997          2,127,548    25,575,163
                                Discoveries and extensions                    198,065        75,476
                                Revisions of previous estimates              (101,565)   (4,679,460)
                                Production                                   (141,535)     (353,558)
                                ----------------------------------------------------------------------

                                Proved reserves at December 31, 1997        2,082,513    20,617,621
                                ----------------------------------------------------------------------

                                Pro Forma Standardized Measure of Discounted
                                Future Net Cash Flows (Unaudited)

                                The following table sets forth the pro forma standardized measure of discounted future net cash flows from the combined proved oil and gas reserves of Tengasco, Inc. and the Kansas Properties at December 31, 1997 as if the acquisition of the Kansas Properties had occurred on January 1, 1997. The standardized measure of discounted future net cash flows does not purport to present the fair market value of the proved oil and gas reserves as this would require consideration of expected future economic and operating conditions, which are not taken into account in the calculation.

                                                   Tengasco, Inc. and
                                                 The Kansas Properties

                                 Notes to Pro Forma Financial Statement
                                                            (Unaudited)


--------------------------------------------------------------------------------

                                                                         Amount
                                ------------------------------------------------

                                Future cash inflows                $ 87,493,504
                                Future production costs and taxes   (21,813,667)
                                Future development costs             (2,873,550)
                                Future income tax expenses          (12,918,485)
                                ------------------------------------------------

                                Net cash flows                       49,887,802

                                Discount at 10% for timing of
                                  cash flows                        (17,864,113)
                                ------------------------------------------------

                                Discounted future net cash flows
                                  from proved reserves             $ 32,023,689
                                ------------------------------------------------

                                The following table sets forth the pro forma changes in the standardized measure of discounted future net cash flows from combined proved reserves during 1997:

                                                                         Amount
                                ------------------------------------------------

                                Balance, January 1, 1997            $44,731,424
                                Sales, net of production costs
                                  and taxes                          (1,219,380)
                                Discoveries and extensions            1,984,106
                                Changes in prices and production
                                  costs                             (22,910,339)
                                Revisions of quantity estimates      (8,576,161)
                                Changes in development costs          3,882,741
                                Net change in income taxes            8,137,097
                                Interest factor - accretion of
                                  discount                            6,038,403
                                Changes in production rates and
                                  other                                 (44,202)
                                ------------------------------------------------

                                Balance, December 31, 1997          $32,023,689
                                ------------------------------------------------

                                Estimated future net cash flows represent an estimate of future net revenues from the production of proved reserves using current sales prices, along with estimates of the operating costs, production taxes and future development and abandonment costs (less salvage value) necessary to produce such reserves. The average prices used at December 31, 1997 were $16.53 per barrel of oil and $2.57 per mcf of gas. No deduction has been made for depletion, depreciation and amortization or any indirect costs such as general corporate overhead or interest expense.

                                                   Tengasco, Inc. and
                                                 The Kansas Properties

                                 Notes to Pro Forma Financial Statement
                                                            (Unaudited)

--------------------------------------------------------------------------------

                                Operating costs and production taxes are estimated based on current costs with respect to producing oil and gas properties. Future development costs are based on the best estimate of such costs assuming current economic and operating conditions.

                                Income tax expense is computed based on applying the appropriate statutory tax rate to the excess of future net cash flows less future production and development costs over the tax basis of the properties involved, less applicable carryforwards, for both regular and alternative minimum tax.

                                The future net revenue information assumes no escalation of costs or prices, except to gas sales made under terms of contracts which include fixed and determinable escalation. Future costs and prices could significantly vary from current amounts and, accordingly, revisions in the future could be significant.